SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549



                                   FORM 8 - K

                                 CURRENT REPORT




                    Pursuant to Section 13 or 15 (d) of the
                            Securities Exchange Act




Date of Report (Date of earliest event reported)    June 13, 1995
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                                CFX CORPORATION
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             (Exact name of registrant as specified in its charter)

                                 NEW HAMPSHIRE
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                 (State or other jurisdiction of incorporation)

        0-15079                                        02-0402421
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 (Commission File Number)             (IRS Employer Identification No.)

                  102 Main Street, Keene, New Hampshire 03431
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(Address of principal executive officers)       (Zip Code)

Registrant's telephone number, including area code(603) 352-2502
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                                 Not Applicable
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         (Former name or former address, if changed since last report)






Item 5. Other Materially Important Events.
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On June 13, 1995, the Board of Directors of CFX CORPORATION (`CFX'') declared a three-for-two split of CFX's shares of Common Stock, $1.00 par value, such split to take effect as of the close of business on June 23, 1995. As a result of the split, the 15,000,000 authorized shares of CFX's Common Stock, $1.00 par value (including issued and unissued shares and shares held in CFX's treasury), will automatically be converted into 22,500,000 shares of CFX Common stock, 66 2/3

Also on June 13, 1995, the Board of Directors of CFX voted to declare a dividend on the shares of CFX Common Stock, 66 2/3 cents par value, of $.16 per share to the holders of record of such shares on June 23, 1995 (immediately following the stock split), such dividend to be payable on July 21, 1995.




                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              CFX CORPORATION





Dated:  June 19, 1995         /S/
                              Mark A. Gavin